Exhibit 99.1

PGi Reports Third Quarter 2011 Results: Revenues Grew Nearly 9% to $119.2M, Non-GAAP Diluted EPS from Continuing Operations $0.18*

Company Raises 2011 Financial Outlook

ATLANTA--(BUSINESS WIRE)--October 20, 2011--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings, today announced results for the third quarter ended September 30, 2011.

In the third quarter of 2011, net revenues increased 8.8% to $119.2 million, compared to $109.5 million in the third quarter of 2010. Diluted EPS from continuing operations was $0.12 and non-GAAP diluted EPS from continuing operations was $0.18* in the third quarter of 2011, compared to diluted EPS from continuing operations of $0.02 and non-GAAP diluted EPS from continuing operations of $0.12* in the third quarter of 2010. Results for 2010 are reclassified to reflect the PGiSend business as discontinued operations, as it was sold in October 2010.

“We remain pleased with the overall performance of our global business,” said Boland T. Jones, PGi founder, chairman and CEO, who is leading the company’s next-generation product innovation. “We’ve seen increasing enterprise momentum with our new products, iMeet® and GlobalMeet®, and our sales pipelines continue to grow. Despite renewed global economic uncertainty, our outlook for the remainder of the year remains strong.”

Nine Month Results

In the first nine months of 2011, net revenues increased 6.7% to $355.1 million, compared to $332.9 million in the first nine months of 2010. Diluted EPS from continuing operations was $0.27 and non-GAAP diluted EPS from continuing operations was $0.44* in the first nine months of 2011, compared to diluted EPS from continuing operations of $0.17 and non-GAAP diluted EPS from continuing operations of $0.41* in the first nine months of 2010.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on the strength of its third quarter results and current trends in its business, PGi increased its financial outlook for 2011. Based on current trends and foreign currency exchange rates, PGi now anticipates net revenues from continuing operations in 2011 will be in the range of $469-$472 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.61-$0.62*, including marketing and advertising costs associated with the launch of our new virtual meetings solutions.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 256-9022 (U.S. and Canada) or (913) 312-1483 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi is a global leader in virtual meetings. For 20 years, we have innovated technologies that help people meet and collaborate in more enjoyable and productive ways. Every month, we bring together over 15 million people in nearly 4 million virtual meetings. Headquartered in Atlanta, PGi has a presence in 24 countries worldwide. For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customer base; risks associated with challenging global economic conditions; costs or difficulties related to the integration of any new technologies; service interruptions and network downtime; price increases from our telecommunications service providers; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; our level of indebtedness; future write-downs of goodwill or other intangible assets; assessment of income, state sales and other taxes; restructuring and cost reduction initiatives and the market reaction thereto; risks associated with acquisitions and market expansion; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations, including political instability and fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)

Net revenues	$119,184	$109,497	$355,099	$332,929
Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown separately below)	49,938	44,834	146,595	134,265
Selling and marketing	32,167	28,502	102,526	90,261
General and administrative (exclusive of expenses shown separately below)	14,411	14,955	42,409	43,955
Research and development	2,934	3,660	8,737	10,595
Excise and sales tax expense	331	-	352	439
Depreciation	7,737	6,375	23,172	18,916
Amortization	1,612	1,658	5,061	5,770
Restructuring costs	38	4,824	38	6,907
Asset impairments	62	47	116	176
Net legal settlements and related expenses	24	35	36	415
Acquisition-related costs	19	-	79	316
Total operating expenses	109,273	104,890	329,121	312,015

Operating income	9,911	4,607	25,978	20,914

Other (expense) income
Interest expense	(2,192)	(2,814)	(6,381)	(9,136)
Unrealized gain on change in fair value of interest rate swaps	-	254	-	1,228
Interest income	7	38	34	109
Other, net	143	(790)	(235)	(706)
Total other expense	(2,042)	(3,312)	(6,582)	(8,505)

Income from continuing operations before income taxes	7,869	1,295	19,396	12,409
Income tax expense	2,047	273	5,789	2,618
Net income from continuing operations	5,822	1,022	13,607	9,791

Income from discontinued operations, net of taxes	6,735	2,788	6,740	5,991

Net income	$12,557	$3,810	$20,347	$15,782

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	49,033	58,548	49,982	58,380

Basic net income per share
Continuing operations	$0.12	$0.02	$0.27	$0.17
Discontinued operations	0.14	0.05	0.13	0.10
Net income per share	$0.26	$0.07	$0.41	$0.27

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	49,366	58,898	50,308	58,737

Diluted net income per share
Continuing operations	$0.12	$0.02	$0.27	$0.17
Discontinued operations	0.14	0.05	0.13	0.10
Net income per share	$0.25	$0.06	$0.40	$0.27

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$29,014	$15,101
Accounts receivable (less allowances of $755 and $930, respectively)	73,556	64,243
Prepaid expenses and other current assets	15,100	19,941
Income taxes receivable	1,961	2,870
Deferred income taxes, net	1,344	5,337
Assets of a disposal group held for sale	3,489	4,319
Total current assets	124,464	111,811

PROPERTY AND EQUIPMENT, NET	104,239	107,238

OTHER ASSETS
Goodwill	295,155	296,681
Intangibles, net of amortization	12,088	16,967
Deferred income taxes, net	2,523	1,442
Other assets	7,738	7,518
TOTAL ASSETS	$546,207	$541,657

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$45,126	$42,282
Income taxes payable	995	768
Accrued taxes, other than income taxes	4,202	4,671
Accrued expenses	23,715	27,585
Current maturities of long-term debt and capital lease obligations	3,864	3,577
Accrued restructuring costs	2,044	7,273
Liabilities of a disposal group held for sale	3,193	3,143
Total current liabilities	83,139	89,299

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	200,382	180,167
Accrued restructuring costs	1,723	2,321
Accrued expenses	16,670	18,032
Deferred income taxes, net	374	9,823
Total long-term liabilities	219,149	210,343

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 50,066,012 and 52,253,125 shares issued and outstanding, respectively	501	523
Additional paid-in capital	475,972	491,833
Accumulated other comprehensive gain	11,119	13,679
Accumulated deficit	(243,673)	(264,020)
Total shareholders' equity	243,919	242,015
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$546,207	$541,657

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30,
	2011	2010
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$20,347	$15,782
Income from discontinued operations, net of taxes	(6,740)	(5,991)
Net income from continuing operations	13,607	9,791
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	23,172	18,916
Amortization	5,061	5,770
Amortization of debt issuance costs	702	667
Write-off of unamortized debt issuance costs	-	161
Net legal settlements and related expenses	36	415
Payments for legal settlements and related expenses	(36)	(213)
Deferred income taxes	9,465	(1,680)
Restructuring costs	38	6,907
Payments for restructuring costs	(5,673)	(5,421)
Asset impairments	116	176
Equity-based compensation	5,209	6,978
Unrealized gain on change in fair value of interest rate swaps	-	(1,228)
Provision for doubtful accounts	456	608
Changes in working capital	(12,582)	(11,182)
Net cash provided by operating activities from continuing operations	39,571	30,665
Net cash (used in) provided by operating activities from discontinued operations	(591)	18,444
Net cash provided by operating activities	38,980	49,109

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(23,304)	(25,341)
Business dispositions	1,903	-
Business acquisitions, net of cash acquired	(1,222)	(491)
Net cash used in investing activities from continuing operations	(22,623)	(25,832)
Net cash used in investing activities from discontinued operations	-	(5,381)
Net cash used in investing activities	(22,623)	(31,213)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(50,067)	(120,522)
Proceeds from borrowing arrangements	68,971	110,844
Payments of debt issuance costs	-	(1,165)
Purchase of treasury stock, at cost	(20,911)	(1,638)
Net cash used in financing activities from continuing operations	(2,007)	(12,481)
Net cash used in financing activities from discontinued operations	-	(81)
Net cash used in financing activities	(2,007)	(12,562)

Effect of exchange rate changes on cash and equivalents	(437)	583

NET INCREASE IN CASH AND EQUIVALENTS	13,913	5,917
CASH AND EQUIVALENTS, beginning of period	15,101	41,402
CASH AND EQUIVALENTS, end of period	$29,014	$47,319

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$9,911	$4,607	$25,978	$20,914
Restructuring costs	38	4,824	38	6,907
Excise and sales tax expense	331	-	352	439
Asset impairments	62	47	116	176
Net legal settlements and related expenses	24	35	36	415
Equity-based compensation	1,622	2,158	5,209	6,978
Acquisition-related costs	19	-	79	316
Amortization	1,612	1,658	5,061	5,770
Non-GAAP operating income	$13,619	$13,329	$36,869	$41,915

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$5,822	$1,022	$13,607	$9,791
Elimination of non-recurring tax adjustments	-	(90)	451	(857)
Unrealized gain on change in fair value of interest rate swaps	-	(183)	-	(884)
Restructuring costs	28	3,473	28	4,973
Excise and sales tax expense	245	-	255	316
Excise and sales tax interest	118	-	116	468
Asset impairments	46	34	84	127
Net legal settlements and related expenses	18	25	26	299
Equity-based compensation	1,200	1,554	3,775	5,024
Acquisition-related costs	14	-	57	228
Amortization	1,193	1,194	3,668	4,154
Non-recurring foreign exchange losses	-	214	-	214
Debt refinance costs	-	-	-	282
Non-GAAP net income from continuing operations	$8,684	$7,243	$22,067	$24,135

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.12	$0.02	$0.27	$0.17
Elimination of non-recurring tax adjustments	-	-	0.01	(0.01)
Unrealized gain on change in fair value of interest rate swaps	-	-	-	(0.02)
Restructuring costs	-	0.06	-	0.08
Excise and sales tax expense	0.01	-	0.01	0.01
Excise and sales tax interest	-	-	-	0.01
Asset impairments	-	-	-	-
Net legal settlements and related expenses	-	-	-	0.01
Equity-based compensation	0.02	0.03	0.08	0.09
Acquisition-related costs	-	-	-	-
Amortization	0.02	0.02	0.07	0.07
Non-recurring foreign exchange losses	-	-	-	-
Debt refinance costs	-	-	-	-
Non-GAAP diluted EPS from continuing operations	$0.18	$0.12	$0.44	$0.41

(1)		Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, non-recurring foreign exchange losses and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)		Column totals do not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

		Q3 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q3 - 11 (Actual)
		(Unaudited, in thousands, except per share data)

	Net Revenues	$116,397	$2,787	$119,184
	North America Net Revenue	$79,167	$183	$79,350
	Europe Net Revenue	$22,571	$1,180	$23,751
	Asia Pacific Net Revenue	$14,659	$1,424	$16,083
	Non-GAAP Operating Income	$13,261	$358	$13,619
	Non-GAAP Net Income from Continuing Operations	$8,008	$676	$8,684
	Non-GAAP Diluted EPS from Continuing Operations	$0.16	$0.02	$0.18

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 10) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Q3 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q3 - 11 (Actual)
		(Unaudited, in thousands)

	Net Revenues	$119,326	$(142)	$119,184

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 11) average exchange rates.

Organic Growth (5)

		September 30, 2010	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	September 30, 2011	Organic net revenue growth rate
		(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$109,497	$2,787	$6,900	$119,184	6.3%

	Net Revenues, Nine Months Ended	$332,929	$8,201	$13,969	$355,099	4.2%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Sean O’Brien, 404-262-8462
Executive Vice President
Strategy & Communications